UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914 - 7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2014

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2014

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1

Portfolio Management Discussion and Analysis	11

Schedule of Investments	16

Statement of Assets and Liabilities	19

Statement of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	23

Expense Example	32

Additional Information	34

Privacy Notice	35

GoodHaven Fund

	6 Months	12 Months	Cumulative	Annualized
	Ended	Ended	Since	Since
	5/31/2014	5/31/2014	Inception*	Inception*
The GoodHaven Fund	3.32%	5.56%	48.62%	13.43%
S&P 500 Index Total Return	7.62%	20.45%	55.04%	14.96%
*	Inception date is 4/8/2011

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

June 23, 2014

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

In the six months ended May 31, 2014, the Fund gained approximately 3.32% but underperformed the S&P 500 Index, which gained about 7.62%.  Since inception and through May 31, 2014, the Fund has gained approximately 48.62% compared to 55.04% for the S&P 500 (roughly 13.43% on an annualized basis compared to 14.96% for the index) – a period in which significant liquidity in the Fund moderated overall risk but also reduced returns.  Given near-zero yields on “safe” securities such as short-term government notes, we consider these results to be attractive on an absolute basis and reasonable on a relative basis, particularly given the performance drag of sizeable cash inflows last year.

Notwithstanding positive results since inception, we have been out of sync with recent market conditions and have materially underperformed the S&P 500 Index over the last twelve months or so – although we did make money.  During this period, rapidly rising stock prices coincided with a historic stretch of low volatility – making it more difficult to take advantage of mispriced securities.  In addition, significant cash inflows from new shareholder subscriptions made keeping up with a steadily rising market tougher.  We have made no unforced errors lately, but were, in the aggregate, unable to capitalize on enough opportunities to outpace general index gains, which were robust.  Although never pleasant to see relative returns lag, we expect significant variance with indexes from time-to-time and believe we are well positioned given today’s valuations and conditions.

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Certainly, we can be criticized over the past year for being slow to reinvest cash inflows, missing one or two chances to increase the size of existing investments, and not swinging at a couple of hittable pitches.1  Nevertheless, it seems more sensible to be positioned to be opportunistic after indexes have nearly tripled from crisis lows rather than attempt to chase performance by fully investing our portfolio in fairly valued or overpriced securities.

Moreover, there are indications of speculative behavior – about 80% of recent Initial Public Offerings (IPOs) are unprofitable companies – a level historically only exceeded by 1999 during the tech bubble.  To paraphrase the mechanic in the FRAM oil filter ads of years past, we can look a little foolish now (by remaining disciplined), or a lot foolish later (by capitulating to the crowd).2  For us, that’s an easy choice.

As a brief digression, and with a nod of welcome to our new fellow shareholders, it’s worth a short review of what we are trying to accomplish.  Both of us manage the Fund with an understanding that your money is important to you and that it may represent a significant part of your net worth – as it does ours.  Accordingly we are constantly trying to: 1) keep what we have; and 2) earn a reasonable return on what we have kept, which we believe we have accomplished to-date.

Our strategy is not to bet on the long-shot at 30-1 odds, but to bet when the odds are heavily in our favor and the competition is hobbled.  Sometimes that means carrying liquid reserves for an extended period of time – where criticism often rises proportionately to the bragging of one’s neighbors about recent investment prowess.  In the mutual fund world, leaning into the wind is not an easy strategy and we depend on rational shareholders who do not easily succumb to either panic or euphoria.  In other words, we are glad to have you as our investment partners.

In our view, it often pays to avoid crowd behavior and to question conventional wisdom, although in doing so we must be vigilant that our logic is neither flawed nor arrogant.  We are attracted to stress and securities under pressure, usually accompanied by negative headlines and someone telling us we are stupid.  Too much exuberance or too few securities under pressure means that patience should rule the day.  When pessimism is rampant and business valuations offer high returns, we want to be greedy.

By a number of measures, equity indexes today appear to be somewhere between fairly valued and expensive.  This does not mean that opportunities don’t exist or that new ones won’t appear, just that investors should be acting more like a
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1
There is no such thing as investment perfection over time – and it feels unseemly to complain about double digit absolute returns since inception regardless of index performance.  Nevertheless, some self-flagellation is always appropriate and a good exercise in avoiding hubris.  Looking in the rear view mirror, we could have done better.

2	From FRAM Corporation’s “pay now or pay later” ads, see: http://youtu.be/FNAt3n5pLh8 or http://youtu.be/tROR9wmupRk

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spry and experienced octogenarian who has been knocked around a few times rather than an exuberant teenager with lots of energy but limited knowledge and experience.  For example, Warren Buffett has previously discussed comparing the overall value of publicly-traded equities to Gross Domestic Product (GDP) as a good but imperfect guide to value.  In a Fortune magazine interview in 2001, Buffett said “…the market value of all publicly traded securities as a percentage of the country’s business–that is, as a percentage of Gross National Product (GNP)… has certain limitations in telling you what you need to know. Still, it is probably the best single measure of where valuations stand at any given moment.”

Below is a chart comparing the Corporate Equity Valuations to GDP (essentially equivalent to Buffett’s GNP), one measure of the sort that Buffett was discussing:3

The Buffett Indicator: Corporate Equities to GDP
dshort.com
July 2014
Q1 3rd Estimate
Ratio
Mean
Numerator: Corporate Equities; Liability from the Federal Reserve's Quarterly Z.1 Balance Sheet (B.102). This series is also published in the FRED repository as MVEONWMVBSNNCB.
Denominator: Nominal Quarterly GDP
153.5%
124.7%
+2SD
118.0%
86.9%
+SD
93.2%
Mean
68.4%
62.3%
-SD
43.6%
33.0%
32.2%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020

This chart, which ends as of the first quarter of 2014, shows the aggregate value of Corporate Equities at a higher valuation compared to nominal GDP than at any time in the last forty years with the exception of the valuation extreme which peaked in early 2000.  The forty-year mean, a period with both sky-high and ultra-low interest rates, is nearly 40% below recent levels.  Other valuation indicators are also suggesting caution.
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3	Chart courtesy of dshort.com, reprinted with permission. SD refers to standard deviation.

GoodHaven Fund

Notwithstanding broad measures, no single indicator ever suggests that a stock market decline is imminent – we have no crystal ball and make no prediction.  It is possible that current valuations are supported by a combination of very strong corporate profits and low interest rates as far as the Fed can see.  It is also possible that corporate stock buybacks will continue at their recently ferocious pace or that Obamacare will relieve large corporations of significant operating expenses.  Nevertheless, we are skeptical.  Record profit margins tend to be means-reverting in our modified capitalist system, suggesting that “normalized” corporate earnings may be well below recently reported levels.  Any impact on corporate profits or cash flows would likely reduce repurchases as would a stock market decline, which tends to freeze corporate managers.  Either would create opportunities for us.

Central banks around the world have been engaged for nearly six years in a massive and unprecedented effort to pull economic activity forward by encouraging borrowing and spending while punishing savers with near-zero returns.4  The question that nobody seems to ask is “but what happens tomorrow?”  One effect of ultra-low rates we have not discussed previously is how they tend to depress profit margins over time.  When an industry’s weakest competitors can borrow large amounts of near-costless capital, how can any profitable business expect to maintain margins over time?  Near-zero rates are not without costs.

Although profit margin erosion may not yet be obvious – perhaps blunted by corporate mergers and repurchases of stock rather than expansion of productive capacity – we believe the result over time is likely to be a sort of Gresham’s law for profitability.5  Weak competitors hang on longer than they deserve, industry capacity expands, pricing stays depressed for longer than it should, all participants are encouraged to add leverage, and the Darwinian aspects of capitalism are prevented from reallocating capital from bad managers and lousy investors to those who can employ it more sensibly.  Should such developments become widespread, the value of public companies is likely to erode.

Another negative side effect of low interest rates is further accumulation of debt by both governments and corporations.  It’s hard to believe, but today’s debt levels are now significantly higher than before the most recent financial crisis – there has been no deleveraging except in a few narrow categories.  Many corporations and
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4
Not satisfied with interest rate manipulation and the outright purchase of trillions of government debt, government agency debt, and mortgage debt, some central banks have become major holders of corporate equities.  See the Financial Times:  Central Banks Shift Into Shares As Low Rates Hit Revenues. http://www.ft.com/cms/s/0/d9dfad02-f462-11e3-a143-00144feabdc0.html

5
There are a large and increasing number of corporate stock buybacks that make little financial sense to us, and seem to exist only to assuage the conscience of management and boards that they are doing right by their shareholders.  It’s worth noting that in early 2009, near the bottom of the crisis when stocks were truly dirt cheap and the repurchase math compelling, stock buybacks were few and far between.

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governments remain unusually sensitive to any possible rate increase.6  Central bank interference has created a sort of Alice-in-Wonderland borrowing world where bad credits are good, good credits are bad, and nothing is as it seems.7  Junk bond issuance is at record highs, spreads are near record lows, and fixed income investors seem to believe that bond covenants are no longer necessary.  In addition, we are beginning to see issuance of payment-in-kind bonds, a speculative security where interest is paid not in cash, but in additional debt.

Servicing large and growing debts has also caused government dependency on low interest rates, with important implications for future budget constraints and possible currency issues.  Today it is increasingly difficult to identify the one–eyed king in the land of the sovereign blind.  Many countries seem to desire lower fiat currency values in order to support exports and create inflation.  It is tough to determine which of these currencies, if any, are likely to prove a reasonable store of value over time.  If author Tom Wolfe were to pen a new financial novel, it might be titled, “The Bonfire of the Currencies.”

Perhaps the most pernicious (and unintended) consequence of recent Fed policy is the shaking of confidence in the U.S. dollar as the world’s reserve currency.  Not only have Russia and China moved to diversify dollar holdings and purchase large quantities of precious metals, obscure central authorities such as the Bank of Nigeria have sold dollars to buy Chinese Yuan and other countries are implementing bilateral trade agreements settling in currencies other than the greenback.  Although we do not believe the dollar will be easily supplanted in the near term, it seems reasonable to expect further erosion in the value of what it will purchase over time as the supply of dollars increases while demand for trade dollars ebbs – engendering a form of inflation or its kissing cousin – devaluation.8  These developments would appear to be long-term negatives for most forms of low-yielding fixed income securities and bullish for currency alternatives.

As Buffett has said, the market exists to serve investors, not to guide them.9  Although there is much in today’s financial world to be concerned about, we remain believers that securities markets will give rational and intelligent investors sensible
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6
For brevity’s sake, we will not discuss derivatives here.  However, we suspect that Warren Buffett’s “financial weapons of mass destruction” remain a systemic risk, given both notional and net values compared to the capital of the major derivative counterparties.

7
Around June 9, 2014, yields on long-term Spanish government bonds fell below those of U.S. long-term government bonds.  Pardon our ignorance, but we are at a loss to explain the relative credit dynamics.

8
Although there is debate as to the extent to which the dollar has depreciated since the formation of the Federal Reserve in 1913 (some argue 90+ percent, while others think the total far smaller), it is hard to find anyone who believes there has been no depreciation.  The Federal Reserve System of Banks is quite dependent on at least modest inflation – deflation tends to be corrosive to lenders with little capital compared to loans (or derivatives).

9	Berkshire Hathaway 1987 Annual Report: Letter to Shareholders.

GoodHaven Fund

investment opportunities if they search diligently and wait patiently for securities they understand that seem priced right.  Furthermore, we believe we own a number of securities of businesses that are reasonably resistant to less robust business activity.  In the aggregate, we remain confident that what we own today should be profitable over time as we try to skate to where the puck will be rather than where it has been.

In our view, it is risky for any investor to assume that expensive valuations will become more expensive, that record profit margins will persist for the foreseeable future, or that interest rates will remain permanently at rock-bottom levels.  More likely, the 100-year flood will return to Wall Street as it seems to do every few years.  In its wake, some juicy investment opportunities will appear as the water recedes, optimism fades, and volatility returns.  Although we wish ill will on nobody, the best opportunities usually show up after some segment of investors has suffered – and we are working hard to make sure that we’re not the ones in great pain.

Portfolio Activity

In recent months, our portfolio has continued to tilt somewhat toward businesses that stand to benefit from price inflation or nominal currency weakness, though we believe we paid little for those attributes.  Instead, we continue to seek out undervalued businesses run by sensible people where we believe the business can prosper even if conditions do not further improve.  Our portfolio does not resemble most broad market indexes.  Liquidity remains significant and we have ample ability to behave opportunistically when conditions allow.

Our largest position – which has nearly doubled from our cost – remains Hewlett-Packard (HP).  While it would be easy to take gains and call it a day with HP, we remain confident that the company and its very large cash flows are destined for better days.  There is still significant uncertainty regarding some of HP’s end markets and the company’s size and worldwide presence make it vulnerable to broad economic downturns.  However, important segments of the company seem to have stabilized with significant free cash flows.  The parent company’s balance sheet is greatly improved with zero net debt at the operating company level.  We expect more improvement to come.

The opportunity in HP appeared not because it was a wonderful business without issues, but exactly because there were problems.  Combined with a prior history of management and board missteps, HP became a magnet for adverse publicity after an overpriced acquisition with poor due diligence and as growth in the market for tablet computers eroded purchases of laptops and desktops.  Most investors became disgusted, feared that the entire business was rapidly eroding, and sold shares to the point where HP’s stock price declined by roughly 75% in about two years.  Attracted by the smell of smoke, we investigated.  Our conclusion: the market believed the problems were fatal while research indicated they could be managed.

GoodHaven Fund

Our original thesis was that we were paying such a low price in relation to cash flow that we could earn significant profit if management could stabilize revenues at materially lower levels, and could earn far more if it resumed growth.  The key takeaway of our research was a conclusion that the company would continue to churn out an enormous amount of real cash flow which could be used to augment the significant value that remained in the customer base while also returning some cash to investors.  After a period of retrenchment and greatly improved internal processes, growth now seems visible on the horizon, though the company is not quite there yet.  Even modestly increasing revenues would result in a higher valuation for the company than seen recently.  Thanks to date are due to Chief Executive Meg Whitman, Chairman of the Board Ralph Whitworth, Chief Financial Officer Cathie Lesjak, and a host of other executives who have worked tirelessly to right the ship.

WPX Energy is a company that was spun out of Williams Companies in 2012 and has now become a significant Fund holding in the energy space, along with Birchcliff Energy, Devon Energy, and Exco Resources.  As a reminder, we created our initial exposure to natural gas when prices plunged a couple of years ago.  Since then, we believe there is ample evidence to suggest that another price plunge is unlikely in the near term.  New environmental regulations, transportation changes, export terminals, and other factors are contributing to demand while harsh winter weather last year drew down storage reserves.  In addition, oil and natural gas are resources that are consumed, requiring constant replenishment and replacement – a positive for pricing when demand increases.  The trick for an owner of these assets is to replace reserves at a reasonable cost.

Primarily a natural gas producer, WPX also produces oil and natural gas liquids, mostly in the Piceance, Bakken, San Juan, and Williston basins.  The company has nearly five trillion cubic feet equivalent of proved reserves, about three-fourths of which is natural gas with the balance split between crude oil and gas liquids – a sum that places a significant amount of assets behind each of the company’s two hundred million shares outstanding.  We were attracted to WPX because of its enormous but under-developed and un-optimized asset base.  The company’s primary issue was not finding resources, but intelligently developing what it already owned.  Recently, the company named a new CEO who we believe will be able to bring a renewed discipline to operations and unlock some of the value we see.

Birchcliff Energy, predominantly a natural gas producer in Canada, saw its stock price almost double during the period. Strong production growth, efficient cost controls, additions to reserves and higher Canadian natural gas prices have called attention to this below the radar screen company. Despite the stock price increase, we still feel Birchcliff has more upside from recent levels.

Microsoft seems to be a bit more in favor amongst investors as of late. In our May 2012 semi-annual report when discussing Microsoft – which had then become an important holding (at much lower prices than recently) we said “Microsoft has

GoodHaven Fund

enormous strength in enterprise software and still maintains a large market share in operating systems worldwide…”  Our views have not changed, though recently it seems the market has embraced some of our initial conclusions about Microsoft’s strengths. In addition, we think the ascension of Satya Nadella as Microsoft’s new CEO is a positive development. Although not nearly as undervalued as it was when we made our purchases, we still think Microsoft’s valuation is reasonable given prospects for both growth and cash flow.

Walter Investment’s stock has declined over the last twelve months, primarily due to a combination of factors that we think overshadowed the company’s bright outlook for future growth.  Recent factors pressuring the stock prices of non-bank servicers include a slowing of HAMP and HARP mortgage applications, recent improvement in home prices, particularly among less expensive properties (the high-end is now once more at record prices, thanks to the Federal Reserve), weak markets for new-originations, and significant regulatory actions which prevented one of Walter’s competitors from closing a large transfer of servicing.  This delay has halted a number of other transactions across the industry, pending a determination of exactly what the regulator wants to see.

We expect that most of the issues will prove transitory, regulatory issues will be resolved, and intensified regulation of the larger non-bank servicers will prove an enormous competitive barrier to entry – we expect no new non-bank entrants into the mortgage servicing space for quite some time to come.  There is much evidence that non-bank servicers have done a better job than bank servicers and that regulatory challenges will be overcome without incurring crippling costs.  There remains hundreds of billions of dollars of servicing that we expect will flow from bank to non-bank servicers over the next few years and Walter should get its share of new business.  The company is financially leveraged, but generates significant cash and high returns on capital deployed.  Recently, Walter entered into a partner agreement to pursue new deals without employing its own balance sheet, which should allow for reduced balance sheet leverage.  Walter remains a highly rated servicer of Fannie Mae and we believe the company’s common shares are worth well more than recent quotes. We added to our holdings in Walter while the shares were under pressure during the period.

Since November 30, 2013, we increased our modest investment in Harbinger Group, which was created initially when we participated in a private transaction from a forced seller.  We think Harbinger’s management has done an excellent job building value.  Moreover, we are deeply familiar with their largest single investment – Spectrum Brands.  Accordingly, our long-term ownership of Spectrum gives us comfort that we have some insight into valuation, which in our opinion, exceeds Harbinger’s recent public market value.

During the last six months and near 52-week lows, we initiated a meaningful investment in Dundee Corporation, a Canadian company run by Ned Goodman, a

GoodHaven Fund

hugely successful entrepreneur.  Ned and his management team have managed to compound the share price at roughly 18% per annum over the last twenty years before a significant corporate reorganization which included the sale of one large division and the spin-off of another.10  Newly reconstituted, Dundee is pursuing a merchant banking strategy involving real estate, energy, precious metals, agriculture, and investment banking and management.

Dundee is a complicated company with many moving pieces, not dissimilar to Leucadia prior to its merger with Jefferies Group.  In our opinion, consolidated financials don’t tell the full tale and a shareholder must dig into subsidiaries and deals – some of which have sizeable operating leverage or which represent potentially large optionality – in order to get a proper sense of valuation.  Ned and his team have a proven ability to create value and we believe our initial investment has been made at a discount to a conservatively calculated net asset value, which we expect to grow.  We believe an inflationary environment would certainly play to the company’s strengths.  Our only regret so far is that we waited so long to become passive partners with the Goodmans and Dundee.

Although you may not have seen huge changes to our portfolio recently, we have looked at many new and old ideas in our search for value.  We are trying to find businesses where our confidence in operations and management suggest that we may be able to own them for several years at a price that offers significant return.  To make an analogy to the housing market, we are not looking for properties to flip, not hunting for “systems” offering easy money in fast transactions, and not seeking high leverage to provide an acceptable return. We are only looking for reasonably priced homes we can comfortably live in for the long-term or those that we can purchase for a price that should allow a fair rental return and good cash yield after all spending necessary to maintain the property and handle contingencies.

Not to belabor the obvious, but investing well is hard.  Results are rarely smooth.  Good ideas are often controversial.  As Ben Graham once said, “The stock investor is neither right nor wrong because others agreed or disagreed with him; he is right because his facts and analysis are right.”  We continue to work hard at understanding and properly analyzing the facts.  That is how we expect to continue to earn adequate returns as well as your trust and respect.

Sincerely,

Larry Pitkowsky	Keith Trauner
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10  Dundee Corporation 2013 Annual Report:  Page 4.

GoodHaven Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

Must be preceded or accompanied by a prospectus.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments. Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Standard deviation is generally defined in statistics and probability theory as the amount of variation or dispersion from the average.

It is not possible to invest directly in an index.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The unaudited Net Asset Value (“NAV”) of the GoodHaven Fund was $28.89 at May 31, 2014, based on 21,085,468 shares outstanding.  This compares to the Fund’s NAV of $28.26 per share at November 30, 2013, an NAV of $24.00 at November 30, 2012, and an NAV of $20.00 at inception on April 8, 2011.  Please note that except where otherwise indicated, discussions in this MD&A relate to the semi-annual period ended May 31, 2014.  The Fund’s performance for the period December 1, 2013 to May 31, 2014 was a gain of 3.32% compared to a gain of 7.62% for the S&P 500 Index.  For the one-year period ended May 31, 2014, the Fund gained 5.56% compared to a rise of 20.45% for the S&P 500 Index.  Since inception on April 8, 2011 and through May 31, 2014, the Fund’s cumulative annualized performance is a gain of 48.62% (or 13.43% annualized) compared to an increase of 55.04% (or 14.96% annualized) for the S&P 500 Index.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.  The fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase.  Performance data for an individual shareholder will be reduced by redemption fees that apply, if any.  Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index composed entirely of equity securities incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of May 31, 2014.

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Top 10 Holdings*	%	Top Categories**	%
Hewlett-Packard Co.	11.0%	Cash and Equivalents	27.8%
Walter Investment		Computers &
Management Corp.	5.9%	Peripheral Equipment	11.9%
Spectrum Brands		Oil & Gas Exploration
Holdings, Inc.	5.2%	& Production	10.8%
Microsoft Corp.	5.2%	Diversified Holding Companies	10.5%
Dundee Corp.	3.9%	Loan Servicing	8.2%
WPX Energy, Inc.	3.9%	Computer & Internet Software	7.5%
Leucadia National Corp.	3.4%	Consumer Products	5.2%
Barrick Gold Corp.	3.3%	Property/Casualty Insurance	4.8%
Birchcliff Energy Ltd.	2.7%	Metals & Mining	4.7%
White Mountains		Retailing	3.7%
Insurance Group	2.6%
Total	47.1%	Total	95.1%

*	Top ten holdings excludes cash, money market funds and Government and Agency Obligations
**	Where applicable, includes money market funds and short-term Government and Agency Obligations

Shareholders should note that the Fund’s assets increased significantly in the prior fiscal year to approximately $553 million at November 30, 2013.  In the six months ended May 31, 2014, inflows continued at a much slower pace.  New subscriptions and appreciation in the value of the Fund’s securities resulted in assets of approximately $609 million at May 31, 2014.  The amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above.  For example, since the end of the last fiscal year, the Fund may have added to existing investments, sold investments, or made new investments that, in the aggregate, may be considered material.

The Fund’s investments having the most positive impact on portfolio performance for the six-month period ended May 31, 2014 were Hewlett-Packard, Birchcliff Energy, Spectrum Brands Holdings, WPX Energy, Microsoft, and Devon Energy, with lesser but significant gains from a variety of other securities.  Hewlett-Packard’s common shares continued to appreciate in value as the company seems to be stabilizing with significant cash flows that are helping to fund dividends and share repurchases as well as a larger research and development budget.  Birchcliff Energy, which declined in the prior period, rose significantly as the company was able to increase its production at the same time that prices for Canadian natural gas increased.  Spectrum Brands rose as the company continued to generate growth in free cash flow.  WPX Energy increased as the company initiated some asset sales, natural gas prices increased, and the company recruited a new CEO, who started shortly before the end of the period.  Microsoft gained as it replaced its CEO, an activist gained a board seat, and the company attempted to broaden the base of its

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

software offerings.  Finally, Devon Energy increased as it was able to sell assets and reposition its activity in more desirable basins.

The Fund’s investments having the most negative impact on the portfolio for the six-month period ended May 31, 2014 were Walter Investment Management, Staples, Sears Holdings, Leucadia National, and Dundee.  Walter declined after a competitor’s transfer of loan servicing was temporarily halted by a regulator, leading to concerns that industry growth would slow.  Staples fell as the company’s margins were pressured by competition and expected benefits resulting from the merger of competitors have not yet materialized.  Sears Holdings’ share price declined, however the price included a significant spin-off of the shares of Land’s End, which were subsequently sold.  Leucadia National declined but there was little in the way of fundamental developments to offer a rational explanation.  Dundee declined over concerns about Canadian real estate overheating as well as weakness in precious metals.

Although management does not undertake or represent to mention all changes in positions occurring during the period except where required to do so by law or regulation, the Fund materially increased its investment in Walter Investment Management, Ocwen Financial, and Dundee during the period.  The Fund also disposed of positions in Republic Services and Seacor Holdings, and reduced holdings in Sprint during the period.

The Managers of the Fund caution shareholders that, although there are usually succinct possible explanations for various price movements during the quarter, short-term price movements in various securities may occur for fundamental reasons or may simply reflect short-term supply and demand issues independent of fundamental developments.  As such, we believe shareholders should be skeptical about explanations regarding short-term price movement of any security.

Furthermore, the managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  We do not believe that volatility – or the bouncing around of stock prices – is the same thing as risk, which we define as the chance that an investor will permanently lose money in an investment.  It is worth noting that the managers of the Fund believe that a certain amount of volatility is desirable and allows for both opportunistic purchases and sales of securities.  Periods of low volatility, as have occurred over the last twelve months, may be more difficult to navigate.

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management, the Fund’s investment advisor.  Importantly, there may be times when

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

Currently, the Fund is operating with a substantial position in short-term government securities, cash and equivalent investments.  This position is larger than we would normally carry and is reflective of several factors.  First, the Fund experienced significant cash inflows due to new shareholder subscriptions during the prior fiscal year, much of which occurred after the stock market had already experienced a significant rally.  Second, the rise in general stock prices has made bargains more difficult to find and slowed reinvestment.  Third, for a variety of factors, we believe that having a cash cushion at a time of generally elevated prices and investor ebullience is a strategic advantage.  It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high and share prices generally seem expensive by historic indicators of value, as occurred in the last twelve months, the Fund may underperform a strongly rising stock market.  Furthermore, the portfolio managers believe that relative returns over short periods are not a proper measurement of Fund performance.  The goals of the Fund remain unchanged, seeking capital appreciation without incurring outsized risks.  To date, management believes the Fund’s overall returns since inception have been reasonable given liquidity and investor alternatives.

In addition, the Fund has begun to carry a portion of its cash and investments in short-term government securities of countries other than the United States.  Although under normal circumstances we would not expect any sort of default from the U.S. government, such defaults have been threatened on multiple occasions in recent years.  Though it is not our intention to avoid dollar denominated investments generally, we believe it is prudent to modestly diversify cash holdings.  There are a number of reasons we believe diversification is prudent, including, but not limited to, a growing desire by non-U.S. countries to transact in currencies other than the U.S. Dollar, and central bank policies that seem explicitly designed to create inflation, which tends to reduce the value of the dollar relative to more stable alternatives.  To-date, currency translation has resulted in modest losses from these short-term, non-U.S. holdings.  Although we believe these losses will reverse over

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

time, further currency translation loss is possible and a diversification of short-term investments does not assure a profit or protect against a loss in a declining market.  Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress when they know that the Fund is less likely to be in a position where forced liquidation could adversely impact the net asset value of the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of May 31, 2014, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 182,096 shares of the Fund.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2014 (Unaudited)

Shares	COMMON STOCKS – 70.6%	Value

	Computer & Internet Software – 7.5%
12,600	Google, Inc. – Class A1	$7,202,790
12,600	Google, Inc. – Class C1	7,068,348
770,000	Microsoft Corp.	31,523,800
		45,794,938

	Computers & Peripheral Equipment – 11.9%
2,005,400	Hewlett-Packard Co.	67,180,900
338,442	Systemax Inc.1,2	5,411,688
		72,592,588

	Consumer Products – 5.2%
405,477	Spectrum Brands Holdings, Inc.	31,574,494

	Diversified Holding Companies – 10.5%
103,200	Berkshire Hathaway, Inc. – Class B1	13,244,688
1,597,520	Dundee Corp.1,2	23,823,571
523,300	Harbinger Group, Inc.1	6,195,872
814,082	Leucadia National Corp.	20,881,203
		64,145,334

	Financial Services – 1.3%
290,300	Federated Investors, Inc. – Class B	8,206,781

	Loan Servicing – 8.2%
392,500	Ocwen Financial Corp.1	13,764,975
1,247,756	Walter Investment Management Corp.1	36,072,626
		49,837,601

	Marine Services & Equipment – 1.1%
243,924	Stolt-Nielsen Ltd.2	6,712,307

	Metals & Mining – 4.7%
1,250,000	Barrick Gold Corp.	20,137,500
360,000	Goldcorp, Inc.	8,413,200
		28,550,700

	Oil & Gas Exploration & Production – 10.8%
1,304,700	Birchcliff Energy Ltd.1	16,183,911
181,800	Devon Energy Corp	13,435,020
2,303,906	EXCO Resources, Inc.	12,118,545

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2014 (Unaudited) (Continued)

Shares	COMMON STOCKS – 70.6% (Continued)	Value

	Oil & Gas Exploration &
	Production – 10.8% (Continued)
1,120,799	WPX Energy, Inc.1	$23,738,523
		65,475,999

	Property/Casualty Insurance – 4.8%
31,287	Alleghany Corp.1	13,175,582
26,962	White Mountains Insurance Group	15,921,600
		29,097,182

	Retailing – 3.7%
224,900	Sears Holdings Corp.1	9,458,170
1,145,000	Staples, Inc.	12,881,250
		22,339,420

	Telecommunications – 0.9%
580,799	Sprint Corp.1	5,546,630
	TOTAL COMMON STOCKS
	(Cost $338,999,593)	429,873,974

	GUERNSEY INVESTMENT FUND – 0.9%
762,123	JZ Capital Partners Limited2	5,633,622
	TOTAL GUERNSEY INVESTMENT FUND
	(Cost $4,201,658)	5,633,622

	EXCHANGE TRADED NOTES – 0.7%
136,387	PowerShares DB 3x Inverse
	Japanese Govt Bond Futures ETN1	2,261,296
101,074	PowerShares DB Inverse
	Japanese Govt Bond Futures ETN1	1,893,116
		4,154,412
	TOTAL EXCHANGE TRADED NOTES
	(Cost $4,439,246)	4,154,412

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2014 (Unaudited) (Continued)

Principal
Amount	FOREIGN GOVERNMENT SECURITIES – 8.0%	Value
CAD 5,000,000	Canadian Treasury Bill,
	0.916%, due 6/19/20143	$4,609,195
CAD 10,900,000	Canadian Treasury Bill,
	1.313%, due 7/3/20143	10,041,066
CAD 10,000,000	Canadian Treasury Bill,
	1.583%, due 7/31/20143	9,208,337
CAD 11,000,000	Canadian Treasury Bill,
	1.226%, due 8/14/20143	10,125,621
NOK 90,000,000	Norwegian Treasury Bill,
	1.440%, due 9/17/20143	14,996,452
		48,980,671
	TOTAL FOREIGN
	GOVERNMENT SECURITIES
	(Cost $48,480,199)	48,980,671

	U.S. GOVERNMENT SECURITIES – 8.2%
	U.S. Treasury Bills – 8.2%
$20,000,000	0.032%, due 10/09/20143	19,998,120
20,000,000	0.028%, due 10/16/20143	19,997,260
10,000,000	0.040%, due 11/28/20143	9,997,640
		49,993,020
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $49,993,736)	49,993,020

	Total Investments
	(Cost $446,114,432) – 88.4%	538,635,699
	Cash and Other Assets in
	Excess of Liabilities – 11.6%	70,625,179
	TOTAL NET ASSETS – 100.0%	$609,260,878

ETN	Exchange Traded Note
CAD	Canadian Dollar
NOK	Norwegian Krone
1	Non-income producing security.
2	A portion of these securities are considered illiquid. As of May 31, 2014, the total market value of illiquid securities was $18,914,912 or 3.1% of net assets.
3	Coupon represents the yield to maturity from the purchase price.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2014 (Unaudited)

ASSETS
Investments in securities, at value (Cost $446,114,432)	$538,635,699
Cash	70,757,483
Receivables:
Investment securities sold	261,188
Fund shares sold	668,859
Dividends and interest	624,703
Total assets	610,947,932

LIABILITIES
Payables:
Investment securities purchased	917,572
Fund shares redeemed	207,522
Management fees	459,785
Support services fees	102,175
Total liabilities	1,687,054

NET ASSETS	$609,260,878

COMPONENTS OF NET ASSETS
Paid-in capital	$510,563,031
Accumulated net investment loss	(1,826,628)
Undistributed net realized gain on investments	8,003,208
Net unrealized appreciation on investments and
foreign currency translation	92,521,267
Net assets	$609,260,878

Net Asset Value (unlimited shares authorized):
Net assets	$609,260,878
Shares of beneficial interest issued and outstanding	21,085,468
Net asset value, offering and redemption price per share	$28.89

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividends (net of $17,765 in foreign withholding taxes)	$2,638,294
Interest	368,607
Total investment income	3,006,901

EXPENSES
Management fees	2,550,312
Support services fees	566,736
Total expenses	3,117,048
Net investment income	(110,147)

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and foreign currency	7,496,345
Net realized gain on written options	507,008
Change in net unrealized appreciation on investments	11,085,642
Change in unrealized appreciation on foreign
currency translation	634
Net realized and unrealized gain on investments	19,089,629
Net increase in net assets resulting from operations	$18,979,482

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2014	Year Ended
	(Unaudited)	November 30, 2013
INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$(110,147)	$320,444
Net realized gain on investments,
foreign currency and written options	8,003,353	5,348,918
Change in net unrealized
appreciation on investments
and foreign currency translation	11,086,276	58,146,461
Net increase in net assets
resulting from operations	18,979,482	63,815,823

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(3,013,445)
From net realized gain on investments	(5,797,031)	(838,692)
Total distributions to shareholders	(5,797,031)	(3,852,137)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	42,534,279	269,851,241
Total increase in net assets	55,716,730	329,814,927

NET ASSETS
Beginning of period/year	553,544,148	223,729,221
End of period/year	$609,260,878	$553,544,148
Accumulated net investment loss	$(1,826,628)	$(1,716,481)

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	May 31, 2014 (Unaudited)		November 30, 2013
	Shares	Value	Shares	Value
Shares sold	3,273,354	$92,177,474	13,049,069	$344,967,566
Shares issued in
reinvestment of
distributions	204,863	5,668,550	155,776	3,746,428
Shares redeemed (b)	(1,976,957)	(55,311,745)	(2,942,351)	(78,862,753)
Net increase	1,501,260	$42,534,279	10,262,494	$269,851,241

(b)	Net of redemption fees of $7,233 and $67,412, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Six Months
Ended
May 31,	Year Ended	Year Ended	Period Ended
2014	November 30,	November 30,	November 30,
(Unaudited)	2013	2012	20111
Net asset value,
beginning of period/year	$28.26	$24.00	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income2	(0.01)	0.02	0.21	0.02
Net realized and unrealized
gain on investments	0.93	4.65	3.29	0.49
Total from
investment operations	0.92	4.67	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	—	(0.32)	(0.01)	—
From net realized gain	(0.29)	(0.09)	(0.01)	—
Total distributions	(0.29)	(0.41)	(0.02)	—
Paid-in capital from
redemption fees	0.00	3	0.00	3	0.00	3	0.01

Net asset value,
end of period/year	$28.89	$28.26	$24.00	$20.52

Total Return	3.32	%4	19.74%	17.08%	2.60	%4
Portfolio turnover rate	8	%4	12%	11%	12	%4

RATIOS/SUPPLEMENTAL DATA
Net assets at end of
period/year (millions)	$609.3	$553.5	$223.7	$90.9

Ratio of expenses to
average net assets	1.10	%5	1.10%	1.10%	1.10	%5
Ratio of net investment
income (loss) to
average net assets	(0.04	)%5	0.08%	0.92%	0.13	%5

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.01 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having maturity of less than 60 days at the time of purchase are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of May 31, 2014, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2014. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$429,873,974	$—	$—	$429,873,974
Guernsey
Investment Fund	5,633,622	—	—	5,633,622
Exchange
Traded Notes	4,154,412	—	—	4,154,412
Foreign Government
Securities1	—	48,980,671	—	48,980,671
U.S. Government
Securities	—	49,993,020	—	49,993,020
Total Investments
in Securities	$439,662,008	$98,973,691	$—	$538,635,699

1	There were three Foreign Government Securities with a total market value of $23,858,598 and a maturity of less than 60 days that are valued at amortized cost.

There were no transfers into or out of Level 1, 2, or 3 during the six months ended May 31, 2014 for the Fund.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate that portion of realized gain (loss) and does isolate unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency.  Fluctuations in foreign exchange rates on investments are separated from unrealized gain (loss) on investments as foreign currency and currency translations.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At November 30, 2013, the Fund did not have any capital loss carryovers.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

As of May 31, 2014, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the tax years of 2011-2013. The Fund identifies their major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction,

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities.  The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.  At May 31, 2014, the Fund held no purchased options or written options.

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the six months ended May 31, 2014:

		Realized Gain
		(Loss)
	Location of Gain	on Derivatives
Hedging	(Loss) on Derivatives	Recognized
Instruments	Recognized in Income	in Income
Equity Contracts	Realized & unrealized
	gain on investments	$507,008
Total		$507,008

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

The activity in written options during the six months ended May 31, 2014, for the Fund is as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/13	$—	—
Options written	967,171	6,000
Options exercised	(460,163)	(1,000)
Options expired	(507,008)	(5,000)
Outstanding at 5/31/14	$—	—

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were available to be issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the six-months ended May 31, 2014, the Fund incurred $2,550,312 in Management fees.

The Fund has also entered into a support services agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the six-months ended May 31, 2014, the Fund incurred $566,736 in Support services fees.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The Officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six-months ended May 31, 2014, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$111,537,007	$32,131,726

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six-months ended May 31, 2014 and fiscal year ended November 30, 2013, was as follows:

	May 31, 2014^	November 30, 2013
Distributions paid from:
Ordinary Income	$—	$3,789,717
Short-term capital gain	294,138	—
Long-term capital gain	$5,502,893	$62,420

^ Estimated

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$447,456,005
Gross tax unrealized appreciation	104,682,516
Gross tax unrealized depreciation	(13,502,822)
Net tax unrealized appreciation	91,179,694

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2014 (Unaudited) (Continued)

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$80,094,052
Undistributed ordinary income	294,121
Undistributed long-term capital gain	5,502,765
Total distributable earnings	5,796,886
Other accumulated loss	(375,542)
Total accumulated earnings	$85,515,396

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2014 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 – May 31, 2014).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, management fees and support services.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2014 (Unaudited) (Continued)

shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2013 –
	December 1, 2013	May 31, 2014	May 31, 20141
Actual	$1,000.00	$1,033.20	$5.58
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.54

1
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratio for the GoodHaven Fund during that period was 1.10%.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

GoodHaven Fund

ADDITIONAL INFORMATION

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 654-6639.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

(Unaudited)In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s web site at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC &
GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—	Yes	Yes
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

(This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Professionally Managed Portfolios

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President

Date    7/24/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President

Date    7/24/14

By (Signature and Title)*    /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date    7/24/14

* Print the name and title of each signing officer under his or her signature.